-----------------------------
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                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

Janus Aspen Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

    5) Total fee paid:

________________________________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

________________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

    3) Filing Party:

________________________________________________________________________________

    4) Date Filed:

________________________________________________________________________________

                                                                    (JANUS LOGO)

To cast your vote, please read the proxy statement and have your proxy ballot at hand. The Board of Trustees recommends that you vote "for" all proposals.

[PICTURE] VOTE BY MAIL:             [PICTURE] VOTE BY INTERNET:        [PICTURE] VOTE BY TELEPHONE:

1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    Proxy Card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-690-6903
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy ballot if you are voting by Internet or telephone.

                                  [JANUS LOGO]
                               JANUS ASPEN SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206

                      Notice Of Special Meeting Of Shareholders

            A Special Meeting of Shareholders of Janus Adviser Series (the "Trust") will be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at [TIME] Mountain Time (the "Meeting").

            The proposals to be considered at the Meeting are detailed in the attached proxy statement and summarized below:

            (1) To elect a Board of Trustees of the Trust.

            (2) To consider and approve new investment advisory agreements between the Trust, on behalf of each separate portfolio of the Trust, and Janus Capital Corporation ("Janus").

            (3) To make the following changes to certain portfolios'
                investment restrictions:

                (a) Approve revisions to the fundamental restriction
                    concerning the diversification of a portfolio's investments.
                (b) Approve revisions to the fundamental restriction
                    concerning a portfolio's investments in commodities.
                (c) Approve revisions to the fundamental restriction
                    concerning securities underwriting.
                (d) Approve revisions to the restriction concerning
                    borrowing money and issuing senior securities.

            (4) To transact such other business as may properly come
                before the Meeting.

            Shareholders of record of each separate portfolio of the Trust at the close of business on October 19, 2001 (the "Record Date") will be entitled to vote at the Meeting. Each share of a portfolio is entitled to one vote, with proportionate voting for fractional shares.

                                           By direction of the Trustees,

                                               /s/ KELLEY ABBOTT HOWES
                                           -------------------------------
                                           Kelley Abbott Howes
                                           Secretary

            November 2, 2001
            Denver, Colorado

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING STAMPED ENVELOPE. TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE PROXY PROMPTLY. YOU MAY ALSO VISIT WWW._________.COM OR CALL _________________ TO CAST YOUR VOTE.

                                PROXY STATEMENT

                                  [JANUS LOGO]
                               JANUS ASPEN SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206

SPECIAL MEETING OF SHAREHOLDERS
JANUARY 31, 2002
--------------------------------------------------------------------------------

               This Proxy Statement and enclosed form of proxy are furnished in connection with a solicitation of proxies made by, and on behalf of, the Trustees of Janus Aspen Series (the "Trust") for the purposes set forth in the accompanying Notice. The enclosed proxy will be used at a Special Meeting of Shareholders of the Trust to be held at the offices of the Trust located at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at [TIME] Mountain Time or at any adjournment(s) thereof (the "Meeting"). Each separate portfolio of the Trust (all of which are listed below) is referred to throughout this proxy statement as a "Portfolio."

            DOMESTIC EQUITY PORTFOLIOS           GLOBAL AND INTERNATIONAL EQUITY
             Aggressive Growth Portfolio         PORTFOLIOS
             Balanced Portfolio                   Global Life Sciences Portfolio
             Capital Appreciation Portfolio       Global Technology Portfolio
             Capital Appreciation Portfolio       Global Value Portfolio
             Core Equity Portfolio                International Growth Portfolio
             Growth Portfolio                     Worldwide Growth Portfolio
             Growth and Income Portfolio         FIXED-INCOME PORTFOLIO
             Strategic Value Portfolio            Flexible Income Portfolio
                                                 MONEY MARKET PORTFOLIO
                                                  Money Market Portfolio

               This Proxy Statement and the form of proxy are first being mailed to shareholders on or about November 9, 2001. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement. For information on how to vote by telephone, call (toll free) 1-866-728-9006. [YOU MAY ALSO VOTE ELECTRONICALLY BY VISITING THE FOLLOWING WEBSITE: [INSERT SITE]].

               Shareholders of record of each Portfolio at the close of business on October 19, 2001 (the "Record Date") will be entitled to vote on certain proposals presented at the Meeting. The chart below lists the number of shares of each Portfolio that were outstanding as of the close of business on the Record Date. Each Share of a Portfolio is entitled to one vote, with proportionate voting for fractional Shares.

                                                            Total Number of Shares Outstanding
Name of Portfolio                                                 as of October 19, 2001
----------------------------------------------------------------------------------------------
Aggressive Growth Portfolio - Institutional Shares
Aggressive Growth Portfolio - Service Shares
Balanced Portfolio - Institutional Shares
Balanced Portfolio - Service Shares
Capital Appreciation Portfolio - Institutional Shares
Capital Appreciation Portfolio - Service Shares
Core Equity Portfolio - Institutional Shares
Core Equity Portfolio - Service Shares
Flexible Income Portfolio - Institutional Shares
Flexible Income Portfolio - Service Shares
Global Life Sciences Portfolio - Institutional Shares
Global Life Sciences Portfolio - Service Shares
Global Technology Portfolio - Institutional Shares
Global Technology Portfolio - Service Shares
Global Value Portfolio - Service Shares
Growth and Income Portfolio - Institutional Shares
Growth and Income Portfolio - Service Shares
Growth Portfolio - Institutional Shares
Growth Portfolio - Service Shares
International Growth Portfolio - Institutional Shares
International Growth Portfolio - Service Shares
Money Market Portfolio - Institutional Shares
Money Market Portfolio - Service Shares
Strategic Value Portfolio - Institutional Shares
Strategic Value Portfolio - Service Shares
Worldwide Growth Portfolio - Institutional Shares
Worldwide Growth Portfolio - Service Shares

               If you are not the owner of record, but instead are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you instruct it how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

               COPIES OF EACH PORTFOLIO'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR BY CALLING GEORGESON SHAREHOLDER COMMUNICATIONS, INC. (TOLL FREE) AT 1-866-728-9006.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES OF THE TRUST
--------------------------------------------------------------------------------

               All nominees listed below are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each of the nominees is currently a Trustee of Janus Investment Fund and Janus Adviser Series, two other registered investment companies advised by Janus (the Trust, Janus Investment Fund and Janus Adviser Series are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 52 series, or funds.

                                                           Year of
                                                         Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Portfolios  Appointment   During the Past Five Years    held by Trustee
----------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)*    President and Chairman            1993       President, Chairman, Chief  N/A
100 Fillmore Street                                                    Executive Officer and
Denver, CO 80206-4928                                                  Director of Janus

Dennis B. Mullen (58)     A member of the Trust's           1993       Private Investor Formerly   N/A
100 Fillmore Street       Pricing Committee, Brokerage                 (1997-1998) Chief
Denver, CO 80206-4928     Committee, Audit Committee,                  Financial Officer - Boston
                          and Money Market Committee,                  Market Concepts, Boston
                          and Chairman of the Trust's                  Chicken, Inc., Golden, CO
                          Nominating and Governance                    (a restaurant chain)
                          Committee

James T. Rothe (57)+      A member of the Trust's           1997       Distinguished Visiting      Director,
100 Fillmore Street       Pricing Committee and Money                  Professor of Business,      Analytical Surveys,
Denver, CO 80206-4928     Market Committee. He is                      Thunderbird (American       Inc.; Director
                          currently Chairman of the                    Graduate School of          Optika, Inc.;
                          Trust's Brokerage Committee.                 International Management),  Director, Neocore
                                                                       Phoenix, AZ, and Professor  Corp.
                                                                       of Business, University of
                                                                       Colorado, Colorado
                                                                       Springs, CO. Formerly
                                                                       (1988-1999) Principal of
                                                                       Phillips-Smith Retail
                                                                       Group, Colorado Springs,
                                                                       CO (a venture capital
                                                                       firm).

--------------------------------------------------------------------------------

* Mr. Bailey is considered an "interested person" of the Trust by virtue of his positions with Janus.
+ Mr. Rothe is the only current member of the Board of Trustees that has not previously been elected by the Trust's shareholders.

                                                           Year of
                                                         Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Portfolios  Appointment   During the Past Five Years    held by Trustee
----------------------------------------------------------------------------------------------------------------------
William B. Stewart (57)   A member of the Trust's Audit     1993       Corporate Vice President    N/A
100 Fillmore Street       Committee, Brokerage                         and General Manager of MKS
Denver, CO 80206-4928     Committee and Nominating and                 Instruments - HPS
                          Governance Committee, and                    Products, Boulder, CO (a
                          Chairman of the Trust's Money                manufacturer of vacuum
                          Market Committee and Pricing                 fittings and valves).
                          Committee.

Martin H. Waldinger (63)  A member of the Trust's           1993       Consultant.                 N/A
100 Fillmore Street       Nominating and Governance
Denver, CO 80206-4928     Committee and Chairman of the
                          Trust's Audit Committee.

               The following table sets forth the compensation paid to each Trustee for his services to each Portfolio, and compensation for services to all Janus Funds, for the Portfolios' fiscal year ended December 31, 2000.

               AGGREGATE TRUSTEE COMPENSATION FROM EACH PORTFOLIO

                                                Thomas H.   Dennis B.   James T.   William D.   Martin H.
Name of Portfolio                                Bailey*     Mullen      Rothe      Stewart     Waldinger
---------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                        $0       $  2,159    $  2,159    $  2,375    $  2,375
Balanced Portfolio                                 $0       $  1,541    $  1,541    $  1,697    $  1,697
Capital Appreciation Portfolio                     $0       $    698    $    698    $    769    $    769
Core Equity Portfolio                              $0       $      8    $      8    $      9    $      9
Flexible Income Portfolio                          $0       $    103    $    103    $    114    $    114
Global Life Sciences Portfolio                     $0       $     15    $     15    $     17    $     17
Global Technology Portfolio                        $0       $    177    $    177    $    195    $    195
Global Value Portfolio                             $0       $      0    $      0    $      0    $      0
Growth and Income Portfolio                        $0       $     76    $     76    $     83    $     83
Growth Portfolio                                   $0       $  1,870    $  1,870    $  2,058    $  2,058
International Growth Portfolio                     $0       $    778    $    778    $    857    $    857
Money Market Portfolio                             $0       $     90    $     90    $     35    $     35
Strategic Value Portfolio                          $0       $      2    $      2    $      2    $      2
Worldwide Growth Portfolio                         $0       $  4,075    $  4,075    $  4,485    $  4,485
Total Compensation From All Janus Funds            $0       $120,667    $120,667    $120,667    $120,667

---------------

* Mr. Bailey is compensated by Janus and does not receive any compensation from the Portfolios.

               None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Portfolios.

               The Trustees do not serve a specified term of office. Thus, if elected, each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, or removal under the terms of the Trust Instrument as in force from time to time. In addition, a Trustee may be removed by (1) a vote of the shareholders holding not less than a majority of the shares of each Portfolio cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by shareholders holding not less than a majority of the shares of each Portfolio then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

               During the Trust's fiscal year ended December 31, 2000 the Trustees held [#] meetings. Each Trustee attended in excess of 75% of the meetings of the Board of Trustees and the committees of the Board of Trustees on which he served.

               The Trust's Audit Committee is composed entirely of Independent Trustees and normally meets four times a year, or as otherwise required. Currently, Messrs. Waldinger (Chairman), Mullen and Stewart are members of the Committee. The Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's Code of Ethics. The Committee recommends to the Trustees the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. The Audit Committee is also responsible for recommending to all Trustees the compensation to be paid to the Independent Trustees. During the Trust's fiscal year ended December 31, 2000, the Audit Committee held [#] meetings. For more information on the Trust's auditors, refer to the section entitled "Independent Accountants" beginning on page [#].

               The Trust's Nominating and Governance Committee is composed entirely of Independent Trustees and, as of December 2000, normally meets four times a year, or as otherwise required. Prior to December 2000, the Committee met only on an "as-needed" basis. Currently, Messrs. Mullen (Chairman), Stewart and Waldinger are members of the Committee. The Committee identifies and recommends individuals for membership in the Board of Trustees, consults with officers of the Trust and employees of Janus in planning meetings of the Trustees, and oversees the administration of and ensures compliance with the Trust's Governance Procedures and Guidelines. The Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended December 31, 2000 the Committee held [#] meetings.

               Information regarding the executive officers of the Portfolios is set forth in Exhibit A. Each of the executive officers is employed by Janus and compensated by Janus.

REQUIRED VOTE

               Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

               THE TRUSTEES [UNANIMOUSLY] RECOMMEND THAT YOU VOTE FOR EACH NOMINEE AS TRUSTEE OF THE TRUST.

PROPOSAL 2

TO CONSIDER AND APPROVE NEW INVESTMENT
ADVISORY AGREEMENTS BETWEEN THE TRUST, ON
BEHALF OF EACH PORTFOLIO, AND JANUS CAPITAL
CORPORATION ("JANUS").
--------------------------------------------------------------------------------

SUMMARY

               Janus currently serves as investment adviser to each Portfolio pursuant to a separate investment advisory agreement between Janus and the Trust on behalf of each Portfolio (the "Current Advisory Agreements"). As explained in more detail below, shareholders are being asked to approve new investment advisory agreements between the Trust, on behalf of each Portfolio, and Janus (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

               Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

               On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000 the price per share of Janus stock was $1,005. Accordingly, the total purchase price expected to be paid by Stilwell to Mr. Bailey is $603,000,000. Stilwell and Mr. Bailey have agreed to close the Transaction on or about November 2, 2001.

               Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' Board of Directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on March 28, 2002. Thus, although the Transaction will result in an immediate change in the ownership structure of Janus, Mr. Bailey will contractually retain his management rights until [date]. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Portfolios will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.

               Under the Investment Company Act of 1940 ("1940 Act"), a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Trustees have determined that the Transaction will not cause an assignment of the Current Advisory Agreements. The Trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in all management decisions at Janus. Although the Trustees do not believe that the termination of Mr. Bailey's rights under the Stock Agreement will effect a change in control of Janus for purposes of the 1940 Act, resulting in the assignment and termination of the Current Advisory Agreements, to avoid any uncertainty about the status of the Current Advisory Agreements, they believe that it is prudent and in the best interest of the Trust and each Portfolio to obtain shareholder approval of the New Advisory Agreements.

THE AGREEMENTS

               THE CURRENT ADVISORY AGREEMENTS

               The following chart lists the date of each Portfolio's Current Advisory Agreement, the date it was last considered and renewed or approved by the Trustees, the date on which it was last approved by shareholders, and the reason it was so submitted for shareholder approval.

                                                           Date Last Approved
                                       Date of Current       or Renewed by      Date Last Approved
Name of Portfolio                     Advisory Agreement        Trustees         by Shareholders
--------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio(1)(3)           7/1/97              5/16/01              9/10/93(5)
Balanced Portfolio(1)(3)                    7/1/97              5/16/01              9/10/93(5)
Capital Appreciation Portfolio(1)(3)        7/1/97              5/16/01               5/1/97(5)
Core Equity Portfolio(1)(2)(3)              7/1/97              5/16/01               5/1/97(5)
Flexible Income Portfolio(4)                7/1/97              5/16/01              9/10/93(5)
Global Life Sciences Portfolio            12/14/99              5/16/01              1/18/00(5)
Global Technology Portfolio               12/14/99              5/16/01              1/18/00(5)
Global Value Portfolio                     3/13/01              5/16/01               5/1/01(5)
Growth and Income Portfolio(1)              9/9/97              5/16/01              4/30/98(5)
Growth Portfolio(1)(3)                      7/1/97              5/16/01              9/10/93(5)
International Growth Portfolio(1)(3)        7/1/97              5/16/01              4/29/94(5)
Money Market Portfolio(4)                   7/1/97              5/16/01               5/1/95(5)
Strategic Value Portfolio                 12/14/99              5/16/01               5/1/00(5)
Worldwide Growth Portfolio(1)(3)            7/1/97              5/16/01              9/10/93(5)

---------------
(1) Each of these advisory agreements was amended on May 1, 2000 to reflect a change to the fee schedule. In each case, this change resulted in a reduction of advisory fees paid by the Portfolio.
(2) Equity Income Portfolio changed its name to Janus Core Equity Portfolio effective July 31, 2001. An amendment to this Portfolio's advisory agreement reflecting such name change was entered into on July 31, 2001.
(3) Each of these advisory agreements was amended and restated on July 1, 1997 to reduce the advisory fees payable by these Portfolios, and to facilitate the Trustees' annual review of advisory agreements for all Portfolios.
(4) These agreements were restated with no changes, other than the effective date, on July 1, 1997 in order to facilitate the Trustees' annual review of advisory agreements for all Portfolios.
(5) Submitted for initial shareholder approval in connection with Portfolio's commencement of operations.

               The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

               The following table summarizes the advisory fees paid by the Portfolios to Janus and any advisory fee waivers for the fiscal year ended December 31, 2000.

                                                              Aggregate Advisory
Name of Portfolio                                                 Fees Paid
--------------------------------------------------------------------------------
Aggressive Growth Portfolio                                      $29,581,977
Balanced Portfolio                                               $20,105,983
Capital Appreciation Portfolio                                   $ 8,477,539
Core Equity Portfolio                                            $    47,930(1)
Flexible Income Portfolio                                        $ 1,344,877
Global Life Sciences Portfolio(2)                                $   133,995
Global Technology Portfolio(2)                                   $ 2,010,693
Global Value Portfolio(3)                                                N/A
Growth and Income Portfolio                                      $   935,796
Growth Portfolio                                                 $24,948,688
International Growth Portfolio                                   $ 9,772,975
Money Market Portfolio                                           $   168,192
Strategic Value Portfolio(4)                                     $         0(5)
Worldwide Growth Portfolio                                       $54,995,300

---------------
(1) Net of applicable waivers.
(2) January 18, 2000 (inception) to December 31, 2000.
(3) Global Value Portfolio commenced operations subsequent to December 31, 2000.
(4) May 1, 2000 (inception) to December 31, 2000.
(5) Fee waiver by Janus Capital exceeded the advisory fee.

               Under a Distribution Plan adopted in accordance with Rule 12b-1 of the 1940 Act, the Janus Aspen Series Service Shares may pay Janus Distributors, Inc. ("Janus Distributors"), the Trust's distributor and a wholly owned subsidiary of Janus, a fee at an annual rate of up to 0.25% of the average daily net assets of each Portfolio. Under the terms of the Distribution Agreement, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. It is anticipated that the Portfolios will continue to receive services under this contract subsequent to shareholder approval of the New Advisory Agreements.

               For the fiscal year ended December 31, 2001, the total amounts paid by the Portfolios to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Distribution Plan are summarized below:

                                                              12b-1 Distribution
Name of Portfolio                                                 Fees Paid
--------------------------------------------------------------------------------
Aggressive Growth Portfolio - Service Shares                       $109,438
Balanced Portfolio - Service Shares                                $ 34,854
Capital Appreciation Portfolio - Service Shares                    $779,070
Core Equity Portfolio - Service Shares                             $    232
Flexible Income Portfolio - Service Shares                         $    467
Global Life Sciences Portfolio - Service Shares                    $ 38,984
Global Technology Portfolio - Service Shares                       $641,079
Global Value Portfolio - Service Shares(1)                              N/A
Growth Portfolio - Service Shares                                  $ 74,455
Growth and Income Portfolio - Service Shares                       $ 32,169
International Growth Portfolio - Service Shares                    $674,201
Money Market Portfolio - Service Shares                            $      0
Strategic Value Portfolio - Service Shares                         $    721
Worldwide Growth Portfolio - Service Shares                        $ 55,395

---------------
(1) Global Value Portfolio commenced operations subsequent to December 31, 2000.

               THE NEW ADVISORY AGREEMENTS

               The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements. The initial term of each New Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any right to select a majority of Janus' Board of Directors as its new effective date.

               A form of the New Advisory Agreement for the portfolios of the Trust is attached to this proxy statement as Exhibit B. Under the New Advisory Agreements, Janus will continue to provide investment advisory services to each Portfolio, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Portfolio may own or contemplate acquiring from time to time. All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's Trust Instrument, the Trust's By-Laws, any policies adopted by the Trustees, and the investment policies of each Portfolio as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

               As compensation for its services, Janus will be entitled to receive from each Portfolio fees calculated as a percentage of each Portfolio's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Portfolio is set forth below.

                                                              Advisory Fee under Current and
Name of Portfolio                                                New Advisory Agreements
--------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                                              0.65%
Balanced Portfolio                                                       0.65%
Capital Appreciation Portfolio                                           0.65%
Core Equity Portfolio                                                    0.65%
Flexible Income Portfolio                                     0.65% of first $300 million
                                                                0.55% over $300 million
Global Life Sciences Portfolio                                           0.65%
Global Technology Portfolio                                              0.65%
Global Value Portfolio                                                   0.65%
Growth and Income Portfolio                                              0.65%
Growth Portfolio                                                         0.65%
International Growth Portfolio                                           0.65%
Money Market Portfolio                                                   0.25%
Strategic Value Portfolio                                                0.65%
Worldwide Growth Portfolio                                               0.65%

               Janus has contractually agreed to limit the expenses of certain Portfolios, and these expense limitations will continue in effect under the New Advisory Agreements. Janus has agreed by contract to waive the advisory fee payable in an amount equal to the amount, if any, that the Portfolio's normal annualized operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed a certain percentage of the Portfolio's average daily net assets. Janus will reduce its fee to the extent of such excess. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limitation. The expense limitations, summarized below (expressed as a percentage of annualized average daily net assets), will be effective from the inception of the New Advisory Agreements until July 1, 2003.

Name of Portfolio                                             Contractual Expense Limit
---------------------------------------------------------------------------------------
Core Equity Portfolio                                                  1.25%
Flexible Income Portfolio                                              1.00%
Global Life Sciences Portfolio                                         1.25%
Global Technology Portfolio                                            1.25%
Global Value Portfolio                                                 1.25%
Money Market Portfolio                                                 0.50%
Strategic Value Portfolio                                              1.25%

               Contingent upon receipt of shareholder approval, the New Advisory Agreements will be effective upon the termination of Mr. Bailey's contractual management rights under the Stock Agreement, currently anticipated to be March 28, 2002, and will continue in effect until July 1, 2003. Thereafter, each New Advisory Agreement will continue in effect as to any Portfolio for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Portfolio and (3) in either event by a majority of the Trustees who are not "interested persons," as defined in the 1940 Act, of Janus ("Independent Trustees").

               Under the New Advisory Agreements, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. In addition, Janus furnishes certain other services, including net asset value determination and fund accounting, recordkeeping and blue sky registration and monitoring services for which the Portfolios may reimburse Janus for its cost. Janus will also bear the cost of reasonable compensation, fees, and related expenses of the Trust's officers and its Trustees that are "interested persons" of the Trust. Other expenses incurred in the operation of a Portfolio are generally paid by the Portfolio.

               The New Advisory Agreement for each Portfolio provides that it may be terminated by the Trustees or by a majority of shareholders of the Portfolio, or Janus at any time, without penalty, by giving the other party 60 days' written notice. The New Advisory Agreements also provide that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a Portfolio, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

               Janus acts as investment adviser to other investment companies with investment objectives similar to certain Portfolios. Information related to these similar accounts is set forth in Exhibit C.

TRUSTEES' CONSIDERATIONS

               [Trustees' considerations to be inserted.]

REQUIRED VOTE

               Approval of a New Advisory Agreement with respect to any Portfolio requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio. A "majority of the outstanding voting securities" of a Portfolio, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting if the owners of more than 50% of the Portfolio entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Portfolio entitled to vote at the meeting.

               If the shareholders of a Portfolio do not approve that Portfolio's New Advisory Agreement, the Trustees will seek to obtain interim advisory services for the Portfolio from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with a new advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by such Portfolio's shareholders.

               THE TRUSTEES, INCLUDING ALL OF THE "INDEPENDENT" TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" APPROVAL OF EACH NEW ADVISORY AGREEMENT.

PROPOSAL 3

CHANGES TO INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

SUMMARY

               The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and to adopt certain specific investment and restrictions, referred to as "fundamental" investment restrictions, that may be changed only by shareholder vote. The Trustees, together with Janus, have analyzed each of the Portfolios' current fundamental investment restrictions and have concluded that certain of the Portfolios' current restrictions should be simplified, modernized or standardized. The proposed restrictions are written to provide the Portfolios with flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Portfolios to operate more efficiently and to more easily monitor compliance with such restrictions. The proposed revisions to the Portfolios' investment restrictions are described below. Exhibit D contains the Portfolios' corresponding current investment restrictions.

               Although the proposed changes will allow the Portfolios greater flexibility to respond to future investment opportunities, Janus has advised the Trustees that none of the proposed changes are intended to modify the way any Portfolio is currently managed. The Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Portfolios. Nor do the Trustees anticipate that the proposed changes will, individually or in the aggregate, change the manner in which Janus manages the Portfolios. If adopted, each Portfolio will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

               3(a) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE DIVERSIFICATION OF A PORTFOLIO'S INVESTMENTS.

               The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." Among other things, a diversified Portfolio is prohibited from purchasing securities of any one issuer if, as to 75% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would be invested in securities of that issuer at the time of purchase. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to the securities of other investment companies. The Trustees propose to amend the diversification policy applicable to the Non-Money Market Portfolios that hold themselves out as "diversified" to specifically add the ability to invest more than 5% of a Portfolio's total assets in securities of other investment companies.

               The 1940 Act does not require a non-diversified Portfolio to adopt a fundamental restriction related to its diversification policies. Accordingly, the Trustees recommend that each non-diversified Portfolio rescind its existing diversification restrictions. This will provide the Portfolios with significantly increased flexibility in adapting to future SEC rule changes and interpretations. This change will not, however, in any way change the way these Portfolios currently operate.

               There are specific diversification requirements for funds that hold themselves out as money market funds; that is, funds that seek to maintain a constant $1 net asset value. Although Money Market Portfolio is subject to a 5% limitation similar to that discussed above, Rule 2a-7, the SEC rule that governs the way money market funds operate, contains some exceptions to the 5% limitation. The Trustees propose to amend the existing restriction applicable to Money Market Portfolio to clarify that such exceptions exist.

               The restrictions, as proposed to be revised, are set forth below.

                    PROPOSED DIVERSIFICATION RESTRICTION (DIVERSIFIED NON-MONEY MARKET PORTFOLIOS)

                    With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

                    PROPOSED DIVERSIFICATION RESTRICTION (MONEY MARKET
                    PORTFOLIO)

                    With respect to 75% of its assets, a Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause, more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

               3(b) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE PORTFOLIO'S INVESTMENTS IN COMMODITIES.

                    Under federal law, financial futures contracts - such as futures contracts related to currencies, stock indices or interest rates - are considered commodities. The Non-Money Market Portfolios may currently invest in options, futures, forwards, and swaps for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Portfolios do not consider these instruments to be "commodities" for the purposes of their fundamental restrictions regarding investments in commodities. The Portfolios propose to expand the language of this restriction to "other derivative instruments." The expanded language will enable the Portfolios to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities.

                    Due to the unique nature of their investments, the Money Market Portfolio does not invest in derivative instruments. Therefore, the Money Market Portfolio historically has not adopted an explicit fundamental restriction regarding investments in commodities. However, as a technical matter, the 1940 Act requires the Money Market Portfolio to specifically adopt such a policy.

                    The restriction, as proposed to be revised, is set forth below.

                    PROPOSED COMMODITIES RESTRICTION (ALL PORTFOLIOS)

                    A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               3(c) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE LENDING OF A PORTFOLIO'S PORTFOLIO
                    SECURITIES.

               The proposed revisions to this restriction make clarifying changes to the list of investments that should not be included in the Portfolio's limit on lending transactions. The proposed revisions also increase the amount of Portfolio assets that can be lent, consistent with applicable SEC rules. Although no Portfolio has any current intention to loan in excess of 25% of its total assets, consistent with the terms of relevant exemptive relief previously obtained by the Portfolios, this provides additional flexibility should those intentions, or the terms of the existing exemptive order, change.

               The restriction, as proposed to be revised, is set forth below.

                    PROPOSED RESTRICTION ON LENDING (ALL PORTFOLIOS)

                    A Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               3(d) TO APPROVE REVISIONS TO THE PORTFOLIOS' RESTRICTION
                    CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

               The Portfolios may borrow money from banks and make other investments permissible under the 1940 Act that involve borrowing, within certain prescribed limits. The Portfolios may also borrow money from each other or other persons to the extent permitted by applicable law. For example, the Portfolios may borrow money to meet redemptions without being forced to prematurely sell portfolio securities. This technique allows the Portfolios greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

               A "senior security" is an obligation of a Portfolio with respect to its earnings or assets that takes precedence over the claims of the Portfolio's shareholders with respect to the same earnings or assets. SEC staff interpretations allow the Portfolios to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securi-ties transactions that obligate a Portfolio to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

               The restriction proposed below will establish a standardized borrowing and senior securities restriction intended to make certain technical corrections to the Portfolios' current restriction. The proposal is also intended to correct the inadvertent miscategorization of the Non-Money Market Portfolios' policy on borrowing as non-fundamental in their registration documents.

                    PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION (ALL PORTFOLIOS)

                    The Portfolios may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

REQUIRED VOTE

               Approval of each of the proposed amended investment restrictions requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each affected Portfolio. A "majority of outstanding voting securities" of a Portfolio, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Portfolio present at the meeting if the owners of more than 50% of the Portfolio then outstanding are present in person or by proxy, or (b) more than 50% of outstanding shares of a Portfolio entitled to vote at the meeting.

               The Trustees have concluded that the proposed amendments to the investment restrictions will benefit each Portfolio and its shareholders.

               THE TRUSTEES [UNANIMOUSLY] RECOMMEND THAT THE SHAREHOLDERS OF EACH AFFECTED PORTFOLIO VOTE "FOR" ADOPTION OF THE AMENDED INVESTMENT RESTRICTIONS.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACTIVITIES AND MANAGEMENT OF JANUS

               Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.) It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

               The Directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each Director are set forth in the table below.

Director                        Address                      Principal Occupation
------------------------------------------------------------------------------------------
Thomas H. Bailey     100 Fillmore Street               Director, President, Chairman and
                     Denver, CO 80206                  Chief Executive Officer of Janus.

Helen Young Hayes    100 Fillmore Street               Director and Vice President of
                     Denver, CO 80206                  Janus; Executive Vice President and
                                                       Portfolio Manager of Janus Overseas
                                                       Fund; Janus Worldwide Fund; Janus
                                                       Aspen International Growth
                                                       Portfolio; Janus Aspen Worldwide
                                                       Growth Portfolio; Janus Adviser
                                                       International Fund; Janus Adviser
                                                       Worldwide Fund.

Michael E. Herman    6201 Ward Parkway                 Private investor.
                     Kansas City, MO 64113

Thomas A. McDonnell  DST Systems, Inc.                 President and Chief Executive
                     333 West 11th Street, 5th Floor   Officer of DST Systems, Inc.
                     Kansas City, MO 64105

Landon H. Rowland    Stilwell Financial Inc.           Chairman, President and Chief
                     920 Main Street, 21st Floor       Executive Officer of Stilwell
                     Kansas City, MO 64105-2008        Financial Inc.

Michael Stolper      Stolper & Co., Inc.               President of Stolper & Co., Inc.
                     One America Plaza
                     600 West Broadway
                     Suite 1010
                     San Diego, CA 92101

               Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

PORTFOLIO TRANSACTIONS AND BROKERAGE

               All orders for the purchase or sale of a Portfolio's portfolio securities are placed on behalf of each Portfolio by Janus, or its agent, pursuant to authority contained in the Portfolio's Current or New Advisory Agreements. Janus' policy is to seek "best execution" on each trade.

               The Trustees have authorized Janus to place transactions with DST Securities, Inc. ("DSTS"). DSTS is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of DST Systems, Inc. ("DST"), a subsidiary of Stilwell, Janus' parent company. Janus may place transactions with DSTS if it reasonably believes that the quality of execution and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits discussed below, are lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS may be used as a means to reduce Portfolio expenses by generating credits to offset the license fees charged a Portfolio by DST for the use of its shareholder accounting system. The chart below sets forth the fees paid to DSTS for the Portfolios' fiscal year ended December 31, 2000. Portfolios not listed below did not pay any fees to DSTS.

                                              Commissions Paid   Percent of Brokerage Commissions
Name of Portfolio                               Through DSTS            Paid By Portfolio
-------------------------------------------------------------------------------------------------
Core Equity Portfolio                             $    37                     0.16%
Growth and Income Portfolio                       $   305                     0.23%
International Growth Portfolio                    $ 1,241                     0.04%
Worldwide Growth Portfolio                        $16,745                     0.12%

               The Portfolios may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group ("Group"). As of [DATE], Janus owned, in the aggregate, in excess of 5% of the outstanding voting securities of Group in various accounts, including the Portfolios. By virtue of this ownership, Group is considered an affiliate of Janus for 1940 Act purposes. Solely for purposes of this proxy statement, E*Trade is considered an affiliated broker because it is a wholly-owned subsidiary of Group, an affiliate of Janus. The Portfolios did not pay any fees to E*Trade for the Portfolio's fiscal year ended December 31, 2000.

MANNER OF VOTING PROXIES

               The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 9, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, Georgeson Shareholder Communications Inc. may be paid to solicit shareholders on behalf of the Trust or any Portfolio. The total anticipated cost of such services is estimated to be [COST]. [THE TOTAL COST OF SOLICITATION REGARDING THE NEW ADVISORY AGREEMENTS WILL BE BORNE BY JANUS, BUT THE PORTFOLIOS MAY BEAR SOME OF THE COSTS OF SOLICITATION OF PROPOSALS 1 AND 3. THE ANTICIPATED COST PER PORTFOLIO OF SUCH SOLICITATION IS SET FORTH BELOW.]

Name of Portfolio                                             Cost of Solicitation
----------------------------------------------------------------------------------
Aggressive Growth Portfolio
Balanced Portfolio
Capital Appreciation Portfolio
Core Equity Portfolio
Flexible Income Portfolio
Global Life Sciences Portfolio
Global Technology Portfolio
Global Value Portfolio
Growth and Income Portfolio
Growth Portfolio
International Growth Portfolio
Money Market Portfolio
Strategic Value Portfolio
Worldwide Growth Portfolio

               Janus will also reimburse insurance companies and qualified plans for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

               The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. [ADD DISCLOSURE IF USING WEB VOTING.]

QUORUM AND VOTING

               Under the terms of the Current Trust Instrument, one-third of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the

               Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

               Votes to "ABSTAIN" will count toward establishing a quorum. However, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast "FOR" the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and votes to "ABSTAIN" will have the same effect as shares voted against a proposal.

INVESTMENT ADVISER AND DISTRIBUTOR

               Janus and Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206, serve as the Portfolio's Investment Adviser and Distributor, respectively.

PRINCIPAL HOLDERS OF VOTING SECURITIES

               The officers and Trustees of the Janus Aspen Series Portfolios cannot own shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, the officers and Trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of October 19, 2001, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts, qualified plans and by Janus Capital, which provided seed capital for the Portfolios. The percentage ownership of each separate account or qualified plan owning more than 5% of the Shares of any Portfolio (or class of a Portfolio) as of October 19, 2001, is as follows:

Portfolio                                   Name and Address of Plan         Percent Held
-----------------------------------------------------------------------------------------





               None of the qualified plans owned 10% or more of the shares of Janus Aspen Series as a whole.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Trust. PwC examines the financial statements for the Portfolios and may provide other non-audit and tax-related services to the Funds. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Trust's Audit Committee that they are independent accountants with respect to the Portfolios. Representatives of PwC are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

FUND RELATED FEES

               AUDIT FEES. For the Trust's most recent fiscal year ended December 31, 2000, the approximate fee for professional services rendered for the audit of the Portfolios' annual financial statements was $126,500.

               ALL OTHER FEES. For the Trust's most recent fiscal year ended December 31, 2000, PwC was paid approximately $58,200 for all other services, including tax-related and other accounting services, rendered to the Funds.

NON-FUND RELATED FEES

               ALL OTHER FEES. For the Trust's most recent fiscal year ended December 31, 2000, PwC was paid approximately $44,000 for all other non-audit services rendered on behalf of Janus Service Corporation, a wholly-owned subsidiary of Janus.

SUBMISSION OF SHAREHOLDER PROPOSALS

               The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust or any Portfolio should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

               The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               [DATE]                                         JANUS ASPEN SERIES

EXHIBIT A
--------------------------------------------------------------------------------

                                                                                                     Year of
Name (age)                 Principal occupation for last 5 years   Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)      Chairman, President, Chief Executive    President and Chairman          1993
                           Officer and Director of Janus
                           Capital. Formerly, Director (1997-
                           2001) of Janus Distributors, Inc. and
                           President (1994-1997) of Janus
                           Service Corporation.

Thomas A. Early (46)       Vice President, General Counsel and     Vice President and General      1998
                           Secretary of Janus Capital; Vice        Counsel
                           President, General Counsel, Secretary
                           and Director of Janus Distributors,
                           Inc., Janus Service Corporation,
                           Janus Capital International Ltd.,
                           Janus Institutional Services, Inc.,
                           and Janus International Holding
                           Company; Vice President, General
                           Counsel and Director to Janus
                           International (Asia) Limited and
                           Janus International Limited; Vice
                           President, General Counsel and
                           Secretary for The Janus Foundation
                           and Director for Janus Capital Trust
                           Manager Limited and Janus World
                           Funds. Formerly, Executive Vice
                           President and General Counsel/Mutual
                           Funds (1994-1998) of Prudential
                           Insurance Company.

                                                                                                     Year of
Name (age)                 Principal occupation for last 5 years   Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------------
Loren M. Starr (40)        Vice President of Finance, Treasurer    Vice President and Chief        2001
                           and Chief Financial Officer of Janus    Financial Officer
                           Capital. Formerly, Managing Director,
                           Treasurer and Head of Corporate
                           Finance and Reporting (1998-2001) for
                           Putnam Investments; and Senior Vice
                           President of Financial Planning and
                           Analysis (1996-1998) for Lehman
                           Brothers, Inc.

Glenn P. O'Flaherty (43)   Vice President of Janus Capital.        Treasurer and Chief             1996
                           Formerly, Director of Fund Accounting   Accounting Officer
                           (1991-1997) of Janus Capital.

Kelley Abbott Howes (36)   Vice President and Assistant General    Vice President and Secretary    1999
                           Counsel of Janus Capital, Janus
                           Distributors, Inc., and Janus Service
                           Corporation. Formerly, Assistant Vice
                           President (1997-1999) of Janus
                           Capital; Chief Compliance Officer,
                           Director and President (1997-1999) of
                           Janus Distributors, Inc.; and
                           Assistant Vice President (1998-2000)
                           of Janus Service Corporation.

Bonnie M. Howe (36)        Vice President and Assistant General    Vice President                  1999
                           Counsel of Janus Capital, Janus
                           Distributors, Inc., and Janus Service
                           Corporation. Formerly, Assistant Vice
                           President (1997-1999) and Associate
                           Counsel (1995-1999) for Janus Capital
                           and Assistant Vice President
                           (1998-2000) for Janus Service
                           Corporation.

Heidi J. Walter (34)       Vice President and Assistant General    Vice President                  2000
                           Counsel of Janus Capital and Janus
                           Service Corporation. Formerly, Vice
                           President and Senior Legal Counsel
                           (1995-1999) for Stein Roe & Farnham
                           Inc.

                                                                                                     Year of
Name (age)                 Principal occupation for last 5 years   Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------------
Laurence J. Chang (36)     Vice President and Portfolio Manager    Executive Vice President        1999
                           of Janus Capital. Formerly, Analyst     Worldwide Growth Portfolio
                           (1993-1998) for Janus Capital.

David J. Corkins (35)      Vice President and Portfolio Manager    Executive Vice President        1998
                           of Janus Capital. Formerly, Analyst     Growth and Income Portfolio
                           (1995-1997) for Janus Capital.

David C. Decker (35)       Vice President and Portfolio Manager    Executive Vice President        2000
                           of Janus Capital. Formerly, Analyst     Strategic Value Portfolio
                           (1992-1996 for Janus Capital)

James P. Goff (37)         Vice President and Portfolio Manager    Executive Vice President        1993
                           of Janus Capital.                       Aggressive Growth Portfolio

Helen Young Hayes (39)     Vice President and Portfolio Manager    Executive Vice President
                           and Director of Janus Capital.          International Growth            1994
                                                                   Portfolio
                                                                   Worldwide Growth Portfolio      1993

C. Mike Lu (32)            Vice President and Portfolio Manager    Executive Vice President        2000
                           of Janus Capital. Formerly, Analyst,    Global Technology Portfolio
                           (1991-1998) for Janus Capital.

Brent A. Lynn (37)         Vice President and Portfolio Manager    Executive Vice President        2001
                           of Janus Capital. Formerly, Analyst     International Growth
                           (1991-2001) for Janus Capital.          Portfolio

Thomas R. Malley (32)      Vice President and Portfolio Manager    Executive Vice President        2000
                           of Janus Capital. Formerly, Analyst     Global Life Sciences
                           (1991-1998) for Janus Capital.          Portfolio

Karen L. Reidy (34)        Vice President and Portfolio Manager    Executive Vice President
                           of Janus Capital. Formerly, Analyst     Balanced Portfolio              2000
                           (1995-1999) for Janus Capital.          Core Equity Portfolio           2000

Blaine P. Rollins (34)     Vice President and Portfolio Manager    Executive Vice President        2000
                           of Janus Capital.                       Growth Portfolio

Scott W. Schoelzel (43)    Vice President and Portfolio Manager    Executive Vice President        1997
                           of Janus Capital.                       Capital Appreciation
                                                                   Portfolio

                                                                                                     Year of
Name (age)                 Principal occupation for last 5 years   Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------------
Ronald V. Speaker* (37)    Vice President of Janus Capital.        Executive Vice President        1993
                                                                   Flexible Income Portfolio

J. Eric Thorderson (40)    Vice President and Portfolio Manager    Executive Vice President        2001
                           of Janus Capital. Formerly, Senior      Money Market Portfolio
                           Analyst (1996-1999) for Janus
                           Capital.

Jason P. Yee (32)          Vice President and Portfolio Manager    Executive Vice President        2001
                           of Janus Capital. Formerly, Portfolio   Global Value Portfolio
                           Manager and Managing Director
                           (1996-2000) of Bee & Associates and
                           Assistant Portfolio Manager (1996-
                           1996 and 2000) for Janus Capital.
                           Formerly, Analyst (1992-1997) for
                           Janus Capital.

---------------
* In January 1997, Mr. Speaker settled an administrative action involving two personal trades made by him in January 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

EXHIBIT B

FORM OF JANUS ASPEN SERIES
INVESTMENT ADVISORY AGREEMENT
[NAME OF PORTFOLIO]
--------------------------------------------------------------------------------

               THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
                 day of           , between JANUS ASPEN SERIES, a Delaware
               business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                                         WITNESSETH:

               WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

               WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [NAME OF PORTFOLIO] (the "Portfolio"); and

               WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

               NOW, THEREFORE, the parties agree as follows:

               1. INVESTMENT ADVISORY SERVICES. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

               2. OTHER SERVICES. JCC is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Trustees, to furnish such other services as JCC shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

               3. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

                   (a) to keep JCC continuously and fully informed as to the
                       composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                   (b) to furnish JCC with a certified copy of any financial
                       statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

                   (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

                   (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

               [FOR AGGRESSIVE GROWTH PORTFOLIO, BALANCED PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, CORE EQUITY PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, GLOBAL VALUE PORTFOLIO, GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND JANUS WORLDWIDE GROWTH PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the daily closing net asset value of the Fund (1/366 of 0.65% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

               [FOR FLEXIBLE INCOME PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Portfolio, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of either rate in a leap year). The fee shall be paid monthly.

               [FOR MONEY MARKET PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the aggregate closing net asset value of the shares of the Fund for each day of such month.

               5. EXPENSES BORNE BY JCC. In addition to the expenses which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the follow-ing expenses relating to the Portfolio's operations without reimbursement from the Portfolio:

                   (a) Reasonable compensation, fees and related expenses of the
                       Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCC; and

                   (b) Rental of offices of the Trust.

               6. EXPENSES BORNE BY THE TRUST. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCC shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCC compensation for, or reimburse JCC for its expenses incurred in connection with, such services as JCC and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

               7. TREATMENT OF INVESTMENT ADVICE. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Portfolio in the interim between meetings of the Trustees.

               8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Portfolio as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Portfolio after such termination.

               9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

               10. TERM. This Agreement shall continue in effect until [DATE], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

               11. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

               12. OTHER SERIES. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Portfolio) between the Portfolio and the other series of the Trust.

               13. LIMITATION OF PERSONAL LIABILITY. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Portfolio and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

               14. LIMITATION OF LIABILITY OF JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

               15. ACTIVITIES OF JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of

                   JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

               16. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

               IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                           JANUS CAPITAL CORPORATION


                                           By:
                                              ----------------------------------
                                              Thomas A. Early, Vice President



                                           JANUS ASPEN SERIES


                                           By:
                                              ----------------------------------
                                              Thomas H. Bailey, President

EXHIBIT C
--------------------------------------------------------------------------------

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL

                                          Net Assets (Millions)              Advisory Fee
Name of Fund                             as of September 30, 2001   (% of average daily net assets)
---------------------------------------------------------------------------------------------------
Janus Core Equity Fund                          $   711.0                        0.65%
Janus Enterprise Fund                           $ 2,945.3                        0.65%
Janus Global Life Sciences Fund                 $ 2,375.5                        0.65%
Janus Global Technology Fund                    $ 1,968.7                        0.65%
Janus Global Value Fund                         $    56.4                        0.65%
Janus Mercury Fund                              $ 7,875.7                        0.65%
Janus Olympus Fund                              $ 2,942.9                        0.65%
Janus Orion Fund                                $   561.6                        0.65%
Janus Overseas Fund                             $ 4,868.5                        0.65%
Janus Strategic Value Fund                      $ 1,877.7                        0.65%
Janus Twenty Fund                               $14,362.7                        0.65%
Janus Aspen Aggressive Growth Portfolio         $ 1,973.8                        0.65%
Janus Aspen Capital Appreciation
  Portfolio                                     $ 1,126.6                        0.65%
Janus Aspen Core Equity Portfolio               $    12.6                        0.65%(1)
Janus Aspen Global Life Sciences
  Portfolio                                     $    42.4                        0.65%(1)
Janus Aspen Global Technology Portfolio         $   204.1                        0.65%(1)
Janus Aspen Global Value Fund                   $     1.8                        0.65%(1)
Janus Aspen International Growth Fund           $ 1,232.6                        0.65%
Janus Aspen Strategic Value Portfolio           $    13.4                        0.65%(1)
Janus Adviser Aggressive Growth Fund            $   262.0                        0.65%(2)
Janus Adviser Capital Appreciation Fund         $   221.6                        0.65%(2)
Janus Adviser Core Equity Fund                  $     7.5                        0.65%(2)
Janus Adviser Global Value Fund                 $     1.8                        0.65%(3)
Janus Adviser International Fund                $   386.9                        0.65%(2)
Janus Adviser Strategic Value Fund              $     4.4                        0.65%(3)

---------------
(1) Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next
    annual renewal of the advisory agreement (anticipated to be         , 2003).
(2) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
(3) Until at least the next annual renewal of the advisory agreement
    (anticipated to be         , 2003), provided that Janus remains the
    investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE TWO - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Fund                                         $23,323.4                        0.65%
Janus Fund 2                                       $   362.4                        0.65%
Janus Worldwide Fund                               $19,956.7                        0.65%
Janus Aspen Growth Portfolio                       $ 2,388.4                        0.65%
Janus Aspen Worldwide Growth Portfolio             $ 5,248.5                        0.65%
Janus Adviser Growth Fund                          $   221.5                        0.65%(1)
Janus Adviser Worldwide Fund                       $   838.4                        0.65%(1)

---------------
(1) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE THREE - FUNDS SEEKING CAPITAL APPRECIATION

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Special Situations Fund                        $907.0                         0.65%
Janus Venture Fund                                   $966.1                         0.65%

TABLE FOUR - FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund                        $6,352.9                        0.65%
Janus Aspen Growth and Income Portfolio             $  157.8                        0.65%
Janus Adviser Growth and Income Fund                $   41.5                        0.65%(1)

---------------
(1) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FIVE - FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Balanced Fund                                 $4,323.5                        0.65%
Janus Aspen Balanced Portfolio                      $3,340.9                        0.65%
Janus Adviser Balanced Fund                         $  521.2                        0.65%(1)

---------------
(1) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE SIX - FUNDS SEEKING CURRENT INCOME

                                          Net Assets (Millions)              Advisory Fee
Name of Fund                             as of September 30, 2001   (% of average daily net assets)
---------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund(1)                  $121.8            0.60% of first $300 million
                                                                    0.55% over $300 million(2)
Janus High-Yield Fund                             $398.2            0.75% of first $300 million
                                                                    0.65% over $300 million(2)
Janus Short-Term Bond Fund                        $498.6            0.65% of first $300 million
                                                                    0.55% over $300 million(2)

---------------
(1) Income must be exempt from federal income tax.
(2) Janus has agreed to waive a portion of its advisory fee until at least the
    next annual review of the advisory agreement (anticipated to be         ,
    2003).

TABLE SEVEN - FUNDS SEEKING TOTAL RETURN

                                          Net Assets (Millions)              Advisory Fee
Name of Fund                             as of September 30, 2001   (% of average daily net assets)
---------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                       $1,257.0           0.65% of first $300 million
                                                                    0.55% over $300 million(1)
Janus Aspen Flexible Income Portfolio            $  366.2           0.65% of first $300 million
                                                                    0.55% over $300 million(2)
Janus Adviser Flexible Income Fund               $    7.6           0.65% of first $300 million
                                                                    0.55% over $300 million(3)

---------------
(1) Janus has agreed to waive a portion of its advisory fee until at least the
    next annual review of the advisory agreement (anticipated to be         ,
    2003).
(2) Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only) brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal
    of the advisory agreement (anticipated to be         , 2003).
(3) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE EIGHT - FUNDS SEEKING MAXIMUM CURRENT INCOME TO EXTENT CONSISTENT WITH STABILITY OF CAPITAL

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund                 $ 1,525.0                        0.20%(2)
Janus Money Market Fund                            $15,216.1                        0.20%(2)
Janus Tax-Exempt Money Market Fund(1)              $   271.7                        0.20%(2)
Janus Aspen Money Market Portfolio
  (Institutional and Service Shares)               $   123.2                        0.25%(3)
Janus Adviser Money Market Fund                    $    17.6                        0.25%(4)

---------------
(1) Income must be exempt from federal income tax.
(2) Janus has agreed to waive a portion of its advisory fee until at least the
    next annual review of the advisory agreement (anticipated to be         ,
    2003).
(3) Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next
    annual renewal of the advisory agreement (anticipated to be         , 2003).
(4) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

EXHIBIT D

CURRENT INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

DIVERSIFICATION

               - NON-MONEY MARKET PORTFOLIOS: Own more than 10% of the
                 outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio and as to seventy-five percent (75%) of the value of the total assets of the other Portfolios, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets. With respect to the other 50% of the value of its total assets, the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio Portfolios may invest in the securities of as few as two issuers.

               - MONEY MARKET PORTFOLIO:  With respect to 75% of its assets, the
                 Portfolio may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Portfolio is also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

COMMODITIES

               - NON-MONEY MARKET PORTFOLIOS: Purchase or sell physical
                 commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolios from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               - MONEY MARKET PORTFOLIO: No current commodities restriction.

LENDING

               - ALL PORTFOLIOS: Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

BORROWING

               - NON-MONEY MARKET PORTFOLIOS: The Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, short sales transactions, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               - MONEY MARKET PORTFOLIO: The Portfolio may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Portfolio's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

                      [JANUS LOGO]
                             100 Fillmore Street
                             Denver, Colorado 80206-4928
                             www.janus.com

                                                            FORM OF
                                                            JANUS ASPEN SERIES
                                                     __________________PORTFOLIO


                                            This Proxy is being solicited by the
                                                  Trustees of Janus Aspen Series


The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any or all of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at [location] on [date] at [time] Mountain Time, and at any adjournments. This Proxy shall be voted on the Proposals described in the accompanying Proxy Statement as specified below. As to any other matter that comes before the meeting, the persons appointed above will vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

To vote by Mail
1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.















TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:      KEEP THIS PORTION FOR
                                                           YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

__________________PORTFOLIO

THE TRUSTEES RECOMMEND VOTING FOR EACH PROPOSAL LISTED BELOW.


1. TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
                              For      Withhold      For All        To withhold authority to vote,
                              All      All           Except         mark "For All Except" and
                                                                    write the nominee's number on
                                                                    the line below.

   01) Thomas H. Bailey
   02) Dennis B. Mullen
   03) James T. Rothe        [ ]         [ ]          [ ]           _____________________________
   04) William D. Stewart
   05) Martin H. Waldinger


                                                      FOR              AGAINST           ABSTAIN


2. TO CONSIDER AND APPROVE A NEW INVESTMENT           [ ]              [ ]               [ ]
   ADVISORY AGREEMENT BETWEEN THE TRUST, ON
   BEHALF OF ______________________________
   PORTFOLIO, AND JANUS CAPITAL
   CORPORATION.


3. (a) Approve     revisions     to    the            [ ]              [ ]               [ ]
       fundamental  restriction concerning
       the  diversification  of  a  Fund's
       investments.

   (b) Approve     revisions     to    the            [ ]              [ ]               [ ]
       fundamental  restriction concerning
       a     Fund's     investments     in
       commodities.

   (c) Approve     revisions     to    the            [ ]              [ ]               [ ]
       fundamental  restriction concerning
       securities underwriting.

   (d) Approve     revisions     to    the            [ ]              [ ]               [ ]
       restriction   concerning  borrowing
       money    and     issuing     senior
       securities.


4. TO TRANSACT  SUCH OTHER  BUSINESS AS MAY
   PROPERLY COME BEFORE THE MEETING.

If you sign, date and return this Proxy but do not fill in a box above, we will vote your shares "FOR" the Proposal.

Note: Please sign exactly as your name appears on the Proxy. If you are signing this Proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.


________________________________________          ______________________________
Signature (PLEASE SIGN WITHIN BOX)  Date          Signature (Joint Owners)  Date